Quarterly Financial Data (Unaudited)	12 Months Ended
Dec. 31, 2020
Quarterly Financial Data (Unaudited)
Quarterly Financial Data (Unaudited)

19.   Quarterly Financial Data (Unaudited)

Selected quarterly financial information for all quarters of 2020 and 2019 are as follows:

	For the Quarter Ended
(in thousands, except per share data)
2020	March 31,	June 30,	September 30,	December 31,
Revenues	$252,022	$206,880	$223,517	$255,344
Total operating expenses	164,405	186,609	423,021	295,549
Operating income (loss)	87,617	20,271	(199,504)	(40,205)
Net (loss) income	(2,594)	(56,246)	(288,402)	(173,322)
Basic and Diluted loss per share	$(0.01)	$(0.14)	$(0.69)	$(0.27)

2019
Revenues	$245,024	$245,653	$245,820	$246,404
Total operating expenses	159,924	146,332	164,711	143,725
Operating income (loss)	85,100	99,321	81,109	102,679
Net (loss) income	(8,364)	868	5,362	11,844
Basic and Diluted (loss) earnings per share	$(0.02)	$—	$0.01	$0.03